UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	May 31, 2016

CORNING INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)		14831 (Zip Code)

(607) 974-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

© 2016 Corning Incorporated. All Rights Reserved.

Item 2.01 Completion of Acquisition or Disposition of Assets

Transaction Agreement

On May 31, 2016, Corning Incorporated (“Corning” or the “Company”) completed the previously announced transaction with The Dow Chemical Company (“TDCC”), Dow Corning Corporation (“DCC”) and HS Upstate Inc. (“NewCo”), pursuant to which, Corning exchanged with DCC its 50% stock interest in DCC for 100% of the stock of NewCo, a newly formed entity, which holds  approximately 40% ownership interest in Hemlock Semiconductor Operations LLC (formerly, Hemlock Semiconductor Corporation) and 50% ownership interest in Hemlock Semiconductor LLC (collectively, “Hemlock Semiconductor”) and approximately $4.8 billion in cash (the “Transaction”).  The Transaction was completed pursuant to the Transaction Agreement, dated as of December 10, 2015 (the “Transaction Agreement”), entered into by TDCC, Corning, DCC and NewCo.  The Transaction Agreement was previously described in the Company’s Current Report on Form 8-K filed on December 11, 2015.  As contemplated by the Transaction Agreement TDCC is now the holder of 100% of the ownership interests in DCC and Corning is the sole owner of NewCo.

The Company is hereby filing with the SEC the related pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 7.01 Regulation FD

On June 1, 2016, Corning issued a press release (the “Press Release”) to announce the closing of the Transaction pursuant to the Transaction Agreement, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information in the attached Press Release is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of Corning Incorporated dated as of March 31, 2016 and the unaudited pro forma consolidated statements of (loss) income for the three months ended March 31, 2016 and for the year ended December 31, 2015 are attached hereto as Exhibit 99.1.

(d)	Exhibits

Exhibit Number	Title
99.1
Unaudited pro forma consolidated balance sheet of Corning Incorporated dated as of March 31, 2016 and the unaudited pro forma consolidated statements of (loss) income of Corning Incorporated for the three months ended March 31, 2016 and for the year ended December 31, 2015.

99.2	Press Release dated June 1, 2016.

© 2016 Corning Incorporated. All Rights Reserved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: June 3, 2016	By	/s/ Edward Schlesinger
Edward Schlesinger
Vice President and Corporate Controller

© 2016 Corning Incorporated. All Rights Reserved.

EXHIBIT INDEX

99.1	Unaudited Pro Forma Consolidated Financial Information

99.2	Press Release dated June 1, 2016.

© 2016 Corning Incorporated. All Rights Reserved.